UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
March 29, 2022
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2022, Retail Finance Servicing, LLC, a wholly-owned subsidiary of Synchrony Financial (the “Company”), entered into an Amended and Restated Services Agreement (the “Agreement”) with Fiserv Solutions, LLC (“Fiserv”). The Agreement replaces the Company’s prior agreement with First Data Resources, LLC.

Pursuant to the Agreement, the services provided by Fiserv to the Company and its subsidiaries generally will include, but are not limited to, certain payment card processing, production support (including card embossing and printing and mailing of statements and letters), software development, financial technology services and related activities. The Agreement is effective as of March 29, 2022 and expires on December 31, 2030, unless it is terminated earlier or is extended pursuant to the terms thereof. The Agreement contains representations, warranties and covenants of the parties, as well as indemnification provisions that are customary for agreements of this nature, including customary confidentiality requirements.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is being filed as Exhibit 10.1 attached hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Number	Description

10.1†	Services Agreement, dated March 29, 2022, between Retail Finance Servicing, LLC and Fiserv Solutions, LLC
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

†Portions of this exhibit have been redacted pursuant to Securities and Exchange Commission (“SEC”) rules regarding confidential treatment. The locations where information has been redacted are indicated by the following notation “***”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: April 4, 2022	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

10.1†	Services Agreement, dated March 29, 2022, between Retail Finance Servicing, LLC and Fiserv Solutions, LLC
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL
†Portions of this exhibit have been redacted pursuant to Securities and Exchange Commission (“SEC”) rules regarding confidential treatment. The locations where information has been redacted are indicated by the following notation “***”.